UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): January 21, 2004


                         ELINE ENTERTAINMENT GROUP, INC.
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Nevada                        000-30451                       88-0429856
 ---------------                  -----------                    --------------
 (State or other                  (Commission                    (IRS Employer
 jurisdiction of                  File Number)                   Identification
 incorporation)                                                      Number)


               8905 Kingston Pike, Suite 313, Knoxville, TN 37923
          -------------------------------------------------------------
                   (Address of executive offices and Zip Code)


       Registrant's telephone number, including area code: (865) 765-0709 not applicable
       ------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 4.  Charges in Registrant's Certifying Accountant.

         On January 21, 2004 we engaged Webb & Company, P.A. to act as our principal independent accountant. Prior to such engagement, during the two most recent fiscal years and any subsequent interim period prior to engaging Webb & Company, P.A. we did not consult with such firm regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on our financial statements.

         The change in our principal independent accountants was approved by our board of directors.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Eline Entertainment Group, Inc.


Date: January 22, 2004                  By: /s/ Barry A. Rothman
                                            --------------------
                                            Barry A. Rothman, President



                                       2